UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

SCIPLAY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-38889	83-2692460
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $.001 per share	SCPL	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒          Emerging growth company
☒          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed below in Item 5.07, at the 2021 annual meeting of stockholders of SciPlay Corporation (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s Long-Term Incentive Plan (as so amended and restated, the “LTIP”). The amendment and restatement increases the number of shares reserved under the LTIP by 3,000,000 shares and also reflects a change separately approved by the Board to modify the definition of “Change in Control” in the LTIP to reflect the Company’s changed ownership structure following the acquisition by a group of long-term institutional investors of a 34.9% stake of Scientific Games Corporation from MacAndrews & Forbes Incorporated.

The material features of the LTIP are described in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 26, 2021 (the “Proxy Statement”). The above and the description of the LTIP in the Proxy Statement are qualified in their entirety by the text of the LTIP, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 9, 2021, SciPlay Corporation (the “Company”) held its annual meeting of stockholders.

At the annual meeting, the Company’s stockholders: (1) elected all of the Company’s nominees for members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) approved an amendment and restatement of the LTIP; and (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The proposals are further described in the Company’s Proxy Statement.

The voting results are as follows:

Proposal 1: Election of Directors

	For	Withheld	Broker Non-Votes
Barry L. Cottle	1,046,592,076	2,748,261	4,099,142
Joshua J. Wilson	1,044,883,160	4,457,177	4,099,142
Gerald D. Cohen	1,042,235,255	7,105,082	4,099,142
Michael Marchetti	1,044,250,767	5,089,570	4,099,142
William C. Thompson, Jr.	1,046,770,128	2,570,209	4,099,142

Proposal 2: Approval of an Amendment and Restatement of the Company’s Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
1,049,143,163	188,252	8,922	4,099,142

Proposal 3: Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

For	Against	Abstain
1,053,373,881	53,881	11,717

2

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated SciPlay Corporation Long-Term Incentive Plan (Amended and Restated as of June 9, 2021) *

* Filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2021	SCIPLAY CORPORATION

	By:	/s/ Michael D. Cody
		Name:	Michael D. Cody
		Title:	Chief Financial Officer

4